Retirement Benefit Plans - Defined Benefit Plans Amounts Recognized in Statements of Financial Position (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 TWD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Surplus (deficit) in plan [abstract]
Present value of defined benefit obligations	$ (910,081)	$ (29,731)	$ (838,543)
Fair value of plan assets	389,316	12,718	360,017
Net defined benefit liability	$ (520,765)	$ (17,013)	$ (478,526)	$ (15,633)	$ (546,968)